SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-A/A

                                 AMENDMENT NO. 2


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                PITNEY BOWES INC.
     ----------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                Delaware                                        06-0495050
------------------------------------------                ----------------------
 (State of Incorporation or Organization)                      (IRS Employer
                                                             Identification No.)

World Headquarters, Stamford, Connecticut                       06926-0700
-------------------------------------------               ----------------------
(Address of principal  executive offices)                       (zip code)

Securities to be registered pursuant to Section 12(b) of the Act:

      Title of Each Class                       Name of Each Exchange on Which
      to be so Registered                       Each Class is to be Registered

Preference  Share  Purchase  Rights             New York  Stock  Exchange

Securities  to be registered pursuant to Section 12(g) of the Act:

                                      None
                                ----------------
                                (Title of Class)

Item 1. Description of Registrant's Securities to be Registered.

                  On November 23, 1998, Pitney Bowes Inc. (the "Company") entered into an Appointment Agreement and First Amendment to Rights Agreement (the "First Amendment") with Chase Mellon Shareholder Services, LLC (formerly Chemical Mellon Shareholder Services, LLC) ("Chase Mellon")and First Chicago Trust Company of New York ("First Chicago") providing for the appointment of First Chicago as successor Rights Agent. On January 16, 1998, Pitney Bowes Inc. (the "Company") effected a two-for-one stock split in the form of a 100% stock distribution to stockholders of record on December 29, 1997. The following description of the Company's preference share purchase rights gives effect to the First Amendment and the adjustments resulting from such split.

                  On December 11, 1995, the Board of Directors of the Company declared a dividend of one preference share purchase right (a "Right") for each outstanding share of common stock, par value $1.00 per share (the "Common Shares"), of the Company. The dividend was paid on February 20, 1996 (the "Record Date") to the stockholders of record on that date. Each Right originally entitled the registered holder to purchase from the Company one one-hundredth of a share of Series A Junior Participating Preference Stock, without par value (the "Preference Shares"), of the Company at a price of $195.00 per one one-hundredth of a Preference Share (the "Purchase Price"), subject to adjustment. As a result of the stock split, each Right currently entitles the registered holder to purchase one two-hundredth of a Preference Share at a price of $97.50 per one two-hundredth of a Preference Share. The description and terms of the Rights are set forth in a Rights Agreement, dated as of December 11, 1995, as amended by the First Amendment (the "Rights Agreement"), between the Company and First Chicago, as successor Rights Agent (the "Rights Agent").

                  Until the earlier to occur of (i) 10 days following a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") have acquired beneficial ownership of 20% or more of the outstanding Common Shares or (ii) 10 business days (or such later date as may be determined by action of the Board of Directors prior to such time as any person or group of affiliated persons becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 20% or more of the outstanding Common Shares (the earlier of such dates being called the "Distribution Date"), the Rights are evidenced by the Common Share certificates.

                  The Rights Agreement provides that, until the Distribution Date (or earlier redemption or expiration of the Rights), the Rights will be transferred with and only with the Common Shares. Until the Distribution Date
(or  earlier  redemption  or  expiration  of  the  Rights),   new  Common  Share
certificates issued after the Record Date upon transfer or new issuance of Common Shares will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Shares outstanding as of the Record Date will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

                  The Rights are not exercisable until the Distribution Date. The Rights will expire on February 20, 2006 (the "Final Expiration Date"), unless the Final Expiration Date is extended or unless the Rights are earlier redeemed or exchanged by the Company, in each case, as described below. The Purchase Price payable, and the number of Preference Shares or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preference Shares, (ii) upon the grant to holders of the Preference Shares of certain rights or warrants to subscribe for or purchase Preference Shares at a price, or securities convertible into Preference Shares with a conversion price, less than the then-current market price of the Preference Shares or (iii) upon the distribution to holders of the Preference Shares of evidences of indebtedness or assets (excluding regular periodic cash dividends paid out of earnings or retained earnings or dividends payable in Preference Shares) or of subscription rights or warrants (other than those referred to above).

                  The number of outstanding Rights and the fractions of a Preference Share issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Shares or a stock dividend on the Common Shares payable in Common Shares or subdivisions, consolidations or combinations of the Common Shares occurring, in any such case, prior to the Distribution Date.

                  Preference Shares purchasable upon exercise of the Rights will not be redeemable. Each Preference Share will be entitled to a minimum preferential quarterly dividend payment of $1 per share but will be entitled to an aggregate dividend of 200 times the dividend declared per Common Share. In the event of liquidation, the holders of the Preference Shares will be entitled to a minimum preferential liquidation payment of $100 per share but will be entitled to an aggregate payment of 200 times the payment made per Common Share. Each Preference Share will have 200 votes, voting together with the Common Shares. Finally, in the event of any merger, consolidation or other transaction in which Common Shares are exchanged, each Preference Share will be entitled to receive 200 times the amount received per Common Share. These rights are protected by customary antidilution provisions.

                  Because of the nature of the Preference Shares' dividend, liquidation and voting rights, the value of the one two-hundredth interest in a Preference Share purchasable upon exercise of each Right should approximate the value of one Common Share.

                  In the event that the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold after a person or group has become an Acquiring Person, proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the Right. In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, proper provision shall be made so that each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereafter be void), will thereafter have the right to receive upon exercise that number of Common Shares having a market value of two times the exercise price of the Right.

                  At any time after any person or group becomes an Acquiring Person and prior to the acquisition by such person or group of 50% or more of the outstanding Common Shares, the Board of Directors of the Company may exchange the Rights (other than Rights owned by such person or group which will have become void), in whole or in part, at an exchange ratio of one Common Share, or one two-hundredth of a Preference Share (or of a share of a class or series of the Company's preference stock having equivalent rights, preferences and privileges), per Right (subject to adjustment).

                  With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Preference Shares will be issued (other than fractions which are integral multiples of one one-hundredth of a Preference Share, which may, at the election of the Company, be evidenced by depositary receipts) and in lieu thereof, an adjustment in cash will be made based on the market price of the Preference Shares on the last trading day prior to the date of exercise.

                  At any time prior to the acquisition by a person or group of affiliated or associated persons of beneficial ownership of 20% or more of the outstanding Common Shares, the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of $.005 per Right (the "Redemption Price"). The redemption of the Rights may be made effective at such time on such basis with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

                  The terms of the Rights may be amended by the Board of Directors of the Company without the consent of the holders of the Rights, including an amendment to lower certain thresholds described above to not less than the greater of (i) the sum of .001% and the largest percentage of the outstanding Common Shares then known to the Company to be beneficially owned by any person or group of affiliated or associated persons and (ii) 10%, except that from and after such time as any person or group of affiliated or associated persons becomes an Acquiring Person no such amendment may adversely affect the interests of the holders of the Rights.

                  Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

                  The Rights have certain anti-takeover effects. The Rights may cause substantial dilution to a person or group that attempts to acquire the Company on terms not approved by the Company's Board of Directors, except pursuant to an offer conditioned on a substantial number of Rights being acquired. The Rights should not interfere with any merger or other business combination approved by the Board of Directors since the Rights may be redeemed by the Company at the Redemption Price prior to the time that a person or group has acquired beneficial ownership of 20% or more of the Common Shares.

                  The Rights Agreement, specifying the terms of the Rights and including the form of the Certificate of Designations setting forth the terms of the Preference Shares as an exhibit thereto and the Certificate of Adjustment dated as of January 16, 1998, are attached hereto as exhibits and are incorporated herein by reference. The foregoing description of the Rights is qualified in its entirety by reference to such exhibits.

Item 2. Exhibits.

                                                                    Location

        1.  Rights Agreement, dated as of December                  Original
            11, 1995, between Pitney Bowes Inc. and                 Filing
            Chemical Mellon Shareholder Services,
            L.L.C., which includes the form of
            Certificate of Designations setting forth the terms of the Series A Junior
            Participating Preference Stock, without
            par value, as Exhibit A, the form of
            Right Certificate as Exhibit B and the
            Summary of Rights to Purchase Preference
            Shares as Exhibit C.

        2.  Certificate of Adjustment to the Rights                 Amendment
             Agreement dated as of January 16, 1998.                No. 1

        3.  Appointment  Agreement  and  First  Amendment           This Filing
            to Rights Agreement, dated as of November               at Page 10
            23, 1998 by and between  Pitney Bowes Inc.,
            Chase Mellon  Shareholder  Services,  LLC
            (formerly Chemical  Mellon  Shareholder
            Services,  LLC)  and First Chicago Trust
            Company of New York.

                   SIGNATURE

                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:   December  8, 1998

                                    PITNEY BOWES INC.


                                    By:  /s/ Amy Corn
                                         -----------------------------------
                                           Name:  Amy Corn
                                           Title: Corporate Secretary and
                                                  Senior Associate General
                                                  Counsel

                                  EXHIBIT LIST

Exhibit No.

1. Rights Agreement, dated as of December 11, 1995, between Pitney Bowes Inc. and Chemical Mellon Shareholder Services, L.L.C., which includes the form of Certificate of Designations setting forth the terms of the Series A Junior Participating Preference Stock, without par value, as Exhibit A, the form of Right Certificate as Exhibit B and the Summary of Rights to Purchase Preference Shares as Exhibit C. (incorporated by reference to Original Filing of Form 8-A)

2. Certificate of Adjustment dated as of January 16, 1998. (incorporated by reference to Form 8-A/A Amendment No. 1)

3. Appointment Agreement and First Amendment to Rights Agreement, dated as of November 23, 1998 by and between Pitney Bowes Inc., Chase Mellon Shareholder Services, LLC (formerly Chemical Mellon Shareholder Services,
     LLC) and First Chicago Trust Company of New York.

          APPOINTMENT AGREEMENT AND FIRST AMENDMENT TO RIGHTS AGREEMENT



                  This Appointment Agreement and First Amendment to Rights Agreement ("First Amendment") is made effective the 23rd day of November, 1998, by and among Pitney Bowes Inc. (the "Company"), Chase Mellon Shareholder Services, LLC (Formerly Chemical Mellon Shareholder Services, LLC) ("Chase Mellon") and First Chicago Trust Company of New York (the "Successor Rights Agent"), and supplements and amends that certain Rights Agreement, dated as of December 11, 1995, by and between the Company and Chase Mellon, as Rights Agent (the "Rights Agreement").

                                    RECITALS

                  WHEREAS, the Company and Chase Mellon have previously entered into the Rights Agreement, pursuant to which Chase Mellon was appointed Rights Agent thereunder; and

                  WHEREAS, the Company desires to appoint, effective as of the opening of business on November 23, 1998 (the "Appointment Time"), the Successor Rights Agent as sole and successor Rights Agent to Chase Mellon, and the Successor Rights Agent desires to accept such appointment; and

                  WHEREAS,   the  appointment  of  the  Successor  Rights  Agent
requires certain amendments to the Rights Agreement, as described herein;

                  NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, the parties hereto agree as follows:

                  Section 1. Effective as of the Appointment Time, and subject to Section 21 of the Rights Agreement, Chase Mellon resigns and is discharged from its duties, as Rights Agent; provided, however, that, in connection with the foregoing, the Company hereby waives any right to 30 days advance notice thereof that it may have pursuant to Section 21 of the Rights Agreement.

                  Section 2. Effective as of the Appointment Time, and pursuant to Section 21 of the Rights Agreement, the Company appoints the Successor Rights Agent as Successor Rights Agent, and the Successor Rights Agent accepts such appointment, such appointment to have the effect set forth in Section 21 of the Rights Agreement. Chase Mellon agrees that the execution and delivery of this First Amendment shall be deemed for all purposes of the Rights Agreement to constitute the notice of the appointment of a Successor Rights Agent contemplated by Section 21 of the Rights Agreement.

                  Section 3. Effective as of the Appointment Time, all references in the Rights Agreement, including without limitation in Section 3(c) thereof (and in any Exhibit to the Rights Agreement, including without limitation the form of Right Certificate), to Chemical Mellon Shareholder Services, LLC shall be deemed to be amended to be references to "First Chicago Trust Company of New York."

                  Section 4. Section 21 of the Rights Agreement is hereby amended by deleting the fifth sentence thereof and substituting the following:
"Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a Person (excluding any individual) organized and doing business under the laws of the United States or of the State of New York (or of any other state of the United States so long as such person (excluding any individual) is authorized to do business in the State of New York), in good standing, having an office in the State of New York, which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by federal or state authority and which, at the time of its appointment as Rights Agent either (a) has a combined capital and surplus of at least $25 million, or (b) has as its parent a corporation which meets the requirement set forth in clause (a) of this sentence."

                  Section 5. Section 26 of the Rights Agreement is hereby amended by deleting therefrom the following:

                  Chemical Mellon Shareholder Services, L.L.C.
                  450 W. 33rd St., 15th Floor
                  New York, NY  10001-2697
                  Attention:  Brian Goldstone

and substituting therefor:

                  First Chicago Trust Company of New York
                  525 Washington Blvd., 9th Floor - Suite 4694
                  Jersey City, NY  07303
                  Attention:  G. Carlo Ciampaglia

                  Section 6. This First Amendment may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute one and the same instrument. Terms not defined herein shall, unless the context otherwise requires, have the meanings assigned to such terms in the Rights Agreement.

                  Section 7. The Rights Agreement is hereby ratified, adopted, approved and confirmed, as amended by this First Amendment.

                  Section 8. If any term, provision, covenant, or restriction of the Rights Agreement, as amended by this First Amendment, is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of the Rights Agreement shall remain in full force and effect and in no way be affected, impaired or invalidated.

                  Section 9. This First Amendment shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

                  IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and attested, all as of the date and year first above written.


                                    PITNEY BOWES INC.

                                    By:  /s/ Amy Corn
                                         -----------------------------------
                                           Name:  Amy Corn
                                           Title: Corporate Secretary and
                                                  Senior Associate General
                                                  Counsel




                                    CHASE MELLON SHAREHOLDER SERVICES, LLC.

                                    By:  /s/ Nathan Hill
                                         -----------------------------------
                                           Name:  Nathan Hill
                                           Title: Assistant Vice President




                                    FIRST CHICAGO TRUST COMPANY OF
                                    NEW YORK



                                    By:  /s/ Joanne Gorostiola
                                         -----------------------------------
                                           Name:  Joanne Gorostiola
                                           Title: Assistant Vice President